SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           March 17, 1998
                                                           --------------


                          WINSTAR COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       1-10726                 13-3585278
----------------------------          ------------          ------------------
(State or Other Jurisdiction          (Commission           (IRS Employer
    of Incorporation)                 File Number)          Identification No.)




230 Park Avenue, New York, New York                10169
----------------------------------------         ----------
(Address of Principal Executive Offices)         (Zip Code)



Registrant's telephone number, including area code    (212) 584-4000
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





                              Exhibit Index -- Page

                                 Page 1 of Pages


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Item 5.           Other Events

         In March 1998, WinStar Communications, Inc. ("WinStar" or "Company") and a subsidiary received net proceeds of approximately $629.6 million from the sale of certain of the Company's securities in the institutional private placements described below. WinStar intends to use the proceeds to fund the expansion of the Company's telecommunications and other operations.

Preferred Stock Placement

         On March 17, 1998, WinStar and its wholly owned subsidiary, WinStar Multichannel Corp., sold an aggregate of 4,000,000 shares of WinStar's Series D 7% Senior Cumulative Convertible Preferred Stock ("Preferred Shares") for an aggregate purchase price of $200.0 million ("Preferred Stock Placement").

         General

         The sale was made to Credit Suisse First Boston Corporation, Smith Barney Inc., Morgan Stanley & Co. Incorporated and NationsBanc Montgomery Securities LLC (collectively, the "Initial Stock Purchasers") pursuant to a stock purchase agreement dated March 12, 1998 ("Stock Purchase Agreement"). The sale price per Preferred Share was $50.00, with each of the Initial Purchasers receiving a discount equal to 3.38% (or $1.6875) of the purchase price of each Preferred Share it purchased. The Initial Stock Purchasers resold all or a portion of the Preferred Shares to Qualified Institutional Buyers ("QIBs") in accordance with Rule 144A promulgated under the Securities Act of 1933 ("Rule 144A").

         Each Preferred Share has a liquidation preference of $50.00 and entitles the holder thereof to receive from WinStar dividends at a rate per annum of $3.50 per share. Dividends are payable quarterly on March 15, June 15, September 15 and December 15 of each year to the record holders of the Preferred Shares as of the close of business on the business day next preceding the date of such dividend payment. WinStar may pay such dividends in either cash or through the issuance of shares of its Common Stock (the "Dividend Shares"), at its election.

         Each Preferred Share is convertible into shares of Common Stock (the "Conversion Shares") at a conversion rate of 1.0079 Conversion Shares for each share of Preferred Stock converted, equivalent to a conversion price of $49.61 per Conversion Share.

         Registration Obligations

         WinStar and the Initial Stock Purchasers entered into a registration rights agreement, dated March 12, 1998 ("Stock Registration Rights Agreement"), pursuant to which WinStar is obligated to file a registration statement under the Securities Act of 1933, as amended (the "Act"), registering the resale of the Preferred Shares, Conversion Shares and Dividend Shares by May 4, 1998 and to have such registration statement declared effective by the Securities and Exchange Commission ("SEC") on or prior to August 15, 1998. If such registration statement is not declared effective by the SEC by August 15, 1998, the dividend rate of the Preferred Shares shall increase to 9% per annum until the default under the Stock Registration Rights Agreement is cured.

         Redemption

         The Preferred Shares are not redeemable by WinStar prior to March 20, 2001. Thereafter, each Preferred Share will be redeemable, at the Company's option, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each holder's registered address, at the redemption prices set forth below, payable in cash, plus accumulated and unpaid dividends, if any (including a prorated dividend for any partial dividend period).

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         If redeemed during the period  commencing  March 20, 2001 through March
14, 2002, the redemption price shall be $51.75 per share.

         If redeemed during the 12-month period commencing on March 15 of the years set forth below, the per share redemption prices shall be:


                                                                Redemption
Period                                                             Price
------                                                          ----------
2002............................................                  $51.17
2003............................................                   50.58
2004 and thereafter.............................                   50.00

         In the case of a redemption date falling after a dividend payment record date and prior to the related payment date, the holders of the Preferred Shares at the close of business on such record date will be entitled to receive the dividend payable on such shares on the corresponding dividend payment date, notwithstanding the redemption of such shares following such dividend payment record date. Except as provided for in the preceding sentence, no payment or allowance will be made for accrued dividends on any Preferred Shares called for redemption.

         WinStar's ability to redeem the Preferred Shares at its option is limited by the terms of WinStar's outstanding indebtedness. WinStar may not be able to redeem the Preferred Shares at its option unless it simultaneously redeems or repays such indebtedness.

         On March 15, 2010, WinStar will be required to redeem in cash (subject to the legal availability of funds therefor) all outstanding Preferred Shares at a price in cash equal to $50.00 per share, plus accumulated and unpaid dividends (including an amount in cash equal to a prorated dividend for any partial dividend period), if any, to the date of redemption. WinStar will not be required to make sinking fund payments with respect to the Preferred Shares. The Certificate of Designations, Rights and Preferences relating to the Preferred Shares provides that WinStar will take all actions required or permitted under Delaware law to permit such redemption.

Debt Placement

         On March 20, 1998, WinStar sold (the "Debt Placement") $200 million of its 10% Senior Subordinated Notes due 2008 (the "Cash-Pay Notes") and $250 million of its 11% Senior Subordinated Deferred Interest Notes due 2008 (the "Deferred Interest Notes" and, together with the Cash-Pay Notes, the "1998 Notes").

         General

         The sale was made to Credit Suisse First Boston Corporation, Salomon Brothers Inc., Morgan Stanley & Co. Incorporated and NationsBanc Montgomery Securities LLC (collectively the "Initial Note Purchasers") pursuant to a note purchase agreement dated March 17, 1998 ("Note Purchase Agreement"). The Initial Note Purchasers each received a discount equal to 2.875% of the aggregate purchase price of the 1998 Notes it purchased. The Initial Purchasers resold all or a portion of the 1998 Notes to QIBs in accordance with Rule 144A.

         The 1998 Notes rank pari passu with WinStar's existing 15% Senior Subordinated Deferred Interest Notes issued in October 1997 and 14% Convertible Senior Subordinated Notes issued in October 1995 and are junior in right of payment to all future and existing senior indebtedness of WinStar, including WinStar's 14 1/2% Senior Deferred Interest Notes issued in March 1997, 14% Senior Discount Notes issued in October 1995 and guarantees of the 12 1/2% Guaranteed Senior Secured Notes issued by certain subsidiaries of WinStar in March and August 1997. All of the Company's above

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described  outstanding  notes, other than the 1998 Notes, are referred to herein collectively as the "Existing Notes."

         The Cash-Pay Notes bear interest at a rate of 10% per annum, payable semiannually on March 15 and September 15, commencing September 15, 1998, to holders of record at the close of business on March 1, and September 1. The Cash-Pay Notes mature on March 15, 2008 and are redeemable on or after March 15, 2003, at the option of WinStar, in whole or part, as described below under "Redemption."

         Until September 15, 2003, interest on the Deferred Notes will accrue and compound semiannually, but will not be payable in cash. Interest on the accumulated amount of the Deferred Interest Notes as of March 15, 2003 will be payable semiannually in cash on March 15 and September 15 of each year, commencing September 15, 2003, to holders of record at the close of business on March 1, and September 1. The Deferred Interest Notes mature on March 15, 2008 and are redeemable on or after March 15, 2003, at the option of WinStar, in whole or part, as described below under "Redemption."

         Each of the Cash-Pay Notes and the Deferred Interest Notes was issued pursuant to, and each is governed by the terms of, an indenture (the "Indentures") among WinStar (as issuer of the 1998 Notes) and United States Trust Company of New York, as trustee. Under the Indentures, WinStar is subject to restrictions substantially similar to the restrictions on WinStar contained in the indentures between WinStar and the trustees with respect to the Existing Notes. Such restrictions include, among others, restrictions with respect to the incurrence of additional indebtedness, the creation of liens or encumbrances, the making of certain restricted payments, including investments outside WinStar's telecommunications operations, and sales of assets, in each case, of WinStar and certain of its subsidiaries, and changes of control of WinStar.

         Pursuant to the Indentures, in the event of a change of control of WinStar, WinStar must offer to purchase from the holders thereof all of its respective Notes then outstanding at a purchase price equal to 101% of, in the case of the Deferred Interest Notes, the accumulated amount on the date of purchase, and, in the case of the Cash-Pay Notes, the principal amount, plus, in each case, accrued and unpaid interest.

         Registration Obligations

         WinStar and the Initial Note Purchasers entered into a registration rights agreement dated March 17, 1998 ("Note Registration Rights Agreement") which requires WinStar to effect a registered exchange offer pursuant to which the respective 1998 Notes may be exchanged by the holders thereof for notes (the "Exchange Notes") having terms substantially identical to such exchanged 1998 Notes (except with respect to transfer restrictions). WinStar has agreed to use its best efforts to have the registration statements in connection with such exchange offers filed by May 4, 1998, and declared effective by the Securities and Exchange Commission ("SEC") by August 17, 1998 and to keep the exchange offers open for not less than 30 days (or longer if required by applicable law) after the date that notice thereof is mailed to the holders of the respective 1998 Notes. WinStar has further agreed, under certain circumstances, including, among others, its failure to consummate an exchange offer by September 16, 1998, to file a shelf registration statement (a "Shelf Registration Statement") covering resales of the 1998 Notes or Exchange Notes, as the case may be, and to keep the Shelf Registration Statement effective until the time when the 1998 Notes or Exchange Notes covered thereby can be sold without an effective registration statement. In the event of a default by WinStar, interest will accrue on the applicable issue of 1998 Notes and Exchange Notes from and including the date on which any such default shall occur, but excluding the date on which all defaults with respect to such 1998 Notes or Exchange Notes have been cured. Such additional interest will be payable in cash, semiannually in arrears, at a rate per annum equal to .50% of the principal amount of the applicable 1998 Notes or Exchange Notes.

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         Redemption

         The Cash-Pay Notes are not redeemable prior to March 15, 2003. Thereafter, the Cash-Pay Notes will be redeemable, at WinStar's option, in whole or in part, at the following redemption prices (plus accrued and unpaid interest), if any:


                                                       Redemption
          Year                                           Price
          ----                                         ----------

          2003                                          105.000%
          2004                                          103.333%
          2005                                          101.667%
          2006 and thereafter                           100.000%

         The Deferred Interest Notes are not redeemable prior to March 15, 2003. Thereafter, the Deferred Interest Notes will be redeemable, at WinStar's option, in whole or in part, at the following redemption prices (expressed as a percentage of the accumulated amount), plus accrued and unpaid interest, if any, on such accumulated amount:


                                                       Redemption
          Year                                           Price
          ----                                         ----------

          2003                                          105.500%
          2004                                          103.667%
          2005                                          101.833%
          2006 and thereafter                           100.000%

Press Releases

         WinStar issued a press release on March 11, 1998 announcing that it intended to raise certain proceeds in the Preferred Stock Placement and Debt Placement. A copy of such press release was filed as an exhibit to the Company's Current Report on Form 8-K, filed March 12, 1998.

         WinStar issued a press release on March 12, 1998 announcing that it had signed the Stock Purchase Agreement with respect to the Preferred Stock Placement. A copy of such press release is filed herewith as an exhibit.

         WinStar issued a press release on March 20, 1998 announcing the consummation of both the Preferred Stock Placement and Debt Placement. A copy of such press release is filed herewith as an exhibit.




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Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

Preferred Stock Placement

Exhibit Number      Description
---------------     -----------

         4.1        Stock Purchase Agreement

         4.2 Certificate of Designations, Rights and Preferences of the Series D 7% Senior Cumulative Convertible Preferred Stock

         4.3        Form of Certificate for Series D Preferred Stock

         4.4        Stock Registration Rights Agreement

        99.1 Press Release regarding signing of the Security Purchase Agreement for the Preferred Stock Placement


Debt Placement

Exhibit Number      Description
--------------      -----------

         4.5        Note Purchase Agreement

         4.6        Cash-Pay Notes Indenture, including form of Cash-Pay Note

         4.7       Deferred Interest Notes Indenture, including form of
                    Deferred Interest Note

         4.8        Debt Registration Rights Agreement

        99.2 Press Release regarding the consummation of both the Debt Placement and the Preferred Stock Placement



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 30, 1998                WINSTAR COMMUNICATIONS, INC.
                                -------------------------------------------
                                              (Registrant)

                                   /s/ Frederic E. Rubin
                                -------------------------------------------
                                Frederic E. Rubin, Vice President/Treasurer



                                        7

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                                  EXHIBIT INDEX

Preferred Stock Placement


Exhibit Number      Description
---------------     -----------

         4.1       Stock Purchase Agreement

         4.2 Certificate of Designations, Rights and Preferences of the Series D 7% Senior Cumulative Convertible Preferred Stock

         4.3        Form of Certificate for Series D Preferred Stock

         4.4        Stock Registration Rights Agreement

        99.1 Press Release regarding signing of the Security Purchase Agreement for the Preferred Stock Placement


Debt Placement

Exhibit Number      Description
--------------      -----------

         4.5        Note Purchase Agreement

         4.6        Cash-Pay Notes Indenture, including form of Cash-Pay Note

         4.7 Deferred Interest Notes Indenture, including form of Deferred Interest Note

         4.8        Debt Registration Rights Agreement

        99.2 Press Release regarding the consummation of both the Debt Placement and the Preferred Stock Placement

                                        8

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